UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2017

Telaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35982	20-5480343
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1501 Broadway, 8th Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 723-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD.

On September 26, 2017, representatives of Telaria, Inc. (the “Company”) hosted an analyst and investor conference. The materials presented at the conference are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in this report and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

FORWARD LOOKING STATEMENTS

The attached presentation contains forward-looking statements that involve risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those set forth in or implied by such forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including statements related to the Company’s financial guidance or future financial results. Important factors that could cause actual results or the timing of events to differ materially from those set forth in or implied by any forward-looking statements include, without limitation, risks and uncertainties associated with: the Company’s continuing development of its business model; the impact of the disposition of the Company’s buyer platform on the Company’s operations and financial results, including loss of synergies between the buyer platform and seller platform; unfavorable conditions in the global economy or reductions in digital advertising spend; the Company’s ability to effectively innovate and adapt to rapidly changing technology and client needs; increased competition as well as innovations by new and existing competitors; expansion of the online video advertising market; the Company’s ability to attract new demand partners and maintain relationships with current demand partners; the Company’s ability to increase or maintain spend from existing demand partners, including the Tremor Video DSP buyer platform, which the Company sold in August 2017; growth of OTT and connected TV; risks of entering new markets in which we have limited or no experience and difficulty adapting our solutions for new markets; adoption of the Company’s seller platform by publishers; the Company’s ability to attract premium video advertising inventory from publishers on terms that are favorable to it; the Company’s ability to detect fraudulent or malicious activity and ensure a high level of brand safety for its clients; identifying, attracting and retaining qualified personnel; defects, errors or interruptions in the Company’s solutions; the Company’s ability to collect and use data to deliver its solutions; the impact of tools that block the display of video ads; the effect of regulatory developments and industry standards regarding internet privacy and other matters; maintaining, protecting and enhancing the Company’s intellectual property; costs associated with defending intellectual property infringement, securities litigation and other claims; future opportunities and plans, including the uncertainty of expected future financial performance and results; as well as other risks and uncertainties detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission on March 10, 2017, its Quarterly Report on Form 10-Q for the period ended March 31, 2017, filed with the U.S. Securities and Exchange Commission on May 10, 2017, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the U.S. Securities and Exchange Commission on August 9, 2017.

Forward-looking statements are based on current expectations and beliefs and are not guarantees of future performance or events. Investors are cautioned not to place undue reliance on any forward-looking statements. Furthermore, forward-looking statements speak only as of the date on which they are made, and, except as required by law, Telaria disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Analyst and Investor Conference presentation, dated September 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Analyst and Investor Conference presentation, dated September 26, 2017 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELARIA, INC.

Dated: September 26, 2017	By:	/S/ Aaron Saltz
Aaron Saltz
General Counsel and Secretary